SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Management has evaluated subsequent events through May 17, 2021, the date the condensed consolidated financial statements were available for issuance. The following subsequent events were noted:
On April 28, 2021, the Company completed the Merger transaction as discussed in Note 1, which provides the Company with approximately $608.6 million of gross cash proceeds. On April 29, 2021, New Stem’s shares of Class A common stock began trading on the New York Stock Exchange under the ticker symbol “STEM” and warrants under ticker symbol “STEM WS.”

The Merger will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, STPK, who is the legal acquirer will be treated as the “acquired” company for financial reporting purposes and the Company will be treated as the accounting acquirer. As a result of the Merger, each outstanding share of the Company’s common stock, will convert into newly issued shares of STPK’s Class A common stock, as calculated pursuant to the terms of the Merger Agreement.

Concurrent with the Merger, the Company paid off certain existing notes payable including the revolving loan due to SPE member, the term loan due to former non-controlling interest holder, and the 2020 Credit Agreement. The total amount of the repayment was $45.4 million, of which approximately $2.7 million was related to accrued interest and $2.6 million was related to prepayment penalties required under the terms of the notes.